AIRCRAFT CHATTEL MORTGAGE
                             AND SECURITY AGREEMENT


     This AIRCRAFT CHATTEL MORTGAGE AND SECURITY AGREEMENT (this "Chattel Mortgage"), dated July 31, 1997, between MERCY AIR SERVICE, INC., a corporation organized and existing under the laws of the State of California having its chief executive office and principal place of business at 8190 Mango, Fontana, California 92334 (hereinafter called the "Mortgagor"), as mortgagor, and FINOVA CAPITAL CORPORATION, a Delaware corporation, having an office at 115 West Century Road, Paramus, New Jersey 07652 (hereinafter called the "Mortgagee"), as mortgagee.

                                 W H E R E A S:

     (A) The Mortgagor, as borrower, and Mortgagee, as lender, have entered into a Secured Loan Agreement dated as of July 31, 1997 (as at any time amended or supplemented, hereinafter referred to as the "Loan Agreement"), providing for the making of the Loan (hereinafter defined) by the Mortgagee to the Mortgagor;

     (B) The Mortgagee has agreed to make the Loan to the Mortgagor to enable, among other things, the Mortgagor to refinance the existing secured indebtedness relating to the Aircraft; and

     (C) It is a condition precedent to the Mortgagee's obligation to make the Loan to the Mortgagor under the Loan Agreement that Mortgagor execute and deliver this Chattel Mortgage for the purposes, among other things, of securing
(i) the payment of all sums which may become payable by the Mortgagor under the Loan Agreement and this Chattel Mortgage and each other Loan Document (hereinafter defined), and (ii) the performance of the covenants, undertakings and obligations of the Mortgagor under the Loan Agreement, this Chattel Mortgage and each other Loan Document (the payment and performance obligations of the Mortgagor described in clauses (i) and (ii) above being hereinafter collectively referred to as the "Obligations"), and for the purpose of subjecting the properties and assets hereinafter described to the Lien of this Chattel Mortgage.

     NOW, THEREFORE, in consideration of the premises and Mortgagee's making the Loan and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound and to secure the performance of the Obligations, the Mortgagor does hereby grant, bargain, sell, transfer, convey and mortgage unto the Mortgagee, its successors and assigns, and gives to the Mortgagee: (i)


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a first priority security interest in and Lien upon the Flight Equipment
(hereinafter defined) and (ii) a first priority security interest in and Lien upon all the rest of the following described property (the Flight Equipment together with the rest of the property described below being hereinafter collectively referred to as the "Mortgaged Property"), to wit:

                         SCHEDULE OF MORTGAGED PROPERTY

                                  CLAUSE FIRST.

                                    Airframe

           One (1) airframe ("Airframe 47135"), identified as follows:

                                 FAA Registra-           Manufacturer's
Manufacturer         Model        tion Number             Serial Number

Bell                 222B           N408MA                   47135
Helicopter

together with all jet fuel, Parts, appliances, modules, instruments, avionics, rotors, rotor blades, gear boxes, accessories and any other equipment (including, without limitation, radio and radar) whether now owned or hereafter acquired from time to time thereto belonging, owned by the Mortgagor and installed in or appurtenant to Airframe 47135.

                                     Engines

     Two (2) Avco Lycoming model LTS101-750C-1 Engines (the "47135 Engines") (each such engine having less than 750 or more rated take-off horsepower or the equivalent thereof), identified by the following manufacturer serial numbers:

                                   LE-47155AE
                                   LE-47158AE

together with all Parts, appliances, modules, instruments, accessories and any other equipment thereto belonging, by whomsoever manufactured, now owned by the Mortgagor or hereafter acquired by the Mortgagor and installed in or appurtenant to either of said 47135 Engines.



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                                 CLAUSE SECOND.

                                    Airframe

           One (1) airframe ("Airframe 47516"), identified as follows:

                                     FAA Registra-            Manufacturer's
Manufacturer        Model             tion Number             Serial Number

Bell                222U                 N403MA                 47516

together with all jet fuel, Parts, appliances, modules, instruments, avionics, rotors, rotor blades, gear boxes, accessories and any other equipment (including, without limitation, radio and radar) whether now owned or hereafter acquired from time to time thereto belonging, owned by the Mortgagor and installed in or appurtenant to Airframe 47516.

                                     Engines

     Two (2) Avco Lycoming model LTS101-750C-1 Engines (the "47516 Engines") (each such engine having less than 750 or more rated take-off horsepower or the equivalent thereof), identified by the following manufacturer serial numbers:

                                   LE-47008AE
                                   LE-47041AE

together with all Parts, appliances, modules, instruments, accessories and any other equipment thereto belonging, by whomsoever manufactured, now owned by the Mortgagor or hereafter acquired by the Mortgagor and installed in or appurtenant to either of said 47516 Engines.


                                  CLAUSE THIRD.

                                    Airframe





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           One (1) airframe ("Airframe 47526"), identified as follows:

                                   FAA Registra-           Manufacturer's
Manufacturer        Model          tion Number             Serial Number

Bell                222UT             N416MA               47526 Helicopter

together with all jet fuel, Parts, appliances, modules, instruments, avionics, rotors, rotor blades, gear boxes, accessories and any other equipment (including, without limitation, radio and radar) whether now owned or hereafter acquired from time to time thereto belonging, owned by the Mortgagor and installed in or appurtenant to Airframe 47526.

                                     Engines

     Two (2) Avco Lycoming model LTS101-750C-1 Engines (the "47526 Engines") (each such engine having less than 750 or more rated take-off horsepower or the equivalent thereof), identified by the following manufacturer serial numbers:

                                   LE-47075AE
                                   LE-47061AE

together with all Parts, appliances, modules, instruments, accessories and any other equipment thereto belonging, by whomsoever manufactured, now owned by the Mortgagor or hereafter acquired by the Mortgagor and installed in or appurtenant to either of said 47526 Engines.


                                 CLAUSE FOURTH.

                                    Airframe

           One (1) airframe ("Airframe 47568"), identified as follows:

                                   FAA Registra-           Manufacturer's
Manufacturer        Model          tion Number             Serial Number

Bell                222U             N415MA                   47568



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together with all jet fuel, Parts, appliances, modules, instruments, avionics, rotors, rotor blades, gear boxes, accessories and any other equipment (including, without limitation, radio and radar) whether now owned or hereafter acquired from time to time thereto belonging, owned by the Mortgagor and installed in or appurtenant to Airframe 47568.

                                     Engines

     Two (2) Avco Lycoming model LTS101-750C-1 Engines (the "47568 Engines") (each such engine having less than 750 or more rated take-off horsepower or the equivalent thereof), identified by the following manufacturer serial numbers:

                                   LE-47063AE
                                   LE-47140AE

together with all Parts, appliances, modules, instruments, accessories and any other equipment thereto belonging, by whomsoever manufactured, now owned by the Mortgagor or hereafter acquired by the Mortgagor and installed in or appurtenant to either of said 47568 Engines.

                                  CLAUSE FIFTH.

                                    Airframe

           One (1) airframe ("Airframe 33060"), identified as follows:

                                       FAA Registra-           Manufacturer's
Manufacturer          Model            tion Number             Serial Number

Bell                  412              N401MA                  33060

together with all jet fuel, Parts, appliances, modules, instruments, avionics, rotors, rotor blades, gear boxes, accessories and any other equipment (including, without limitation, radio and radar) whether now owned or hereafter acquired from time to time thereto belonging, owned by the Mortgagor and installed in or appurtenant to Airframe 33060.



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                                     Engines

     Two (2) Pratt & Whitney Canada model PT6T-3B Engines (the "33060 Engines") (each such engine having 750 or more rated take-off horsepower or the equivalent thereof), identified by the following manufacturer serial numbers:

                                      61584
                                      61585

together with all Parts, appliances, modules, instruments, accessories and any other equipment thereto belonging, by whomsoever manufactured, now owned by the Mortgagor or hereafter acquired by the Mortgagor and installed in or appurtenant to either of said 33060 Engines.

                                  CLAUSE SIXTH.

                                    Airframe

           One (1) airframe ("Airframe 36009"), identified as follows:

                                       FAA Registra-           Manufacturer's
Manufacturer          Model            tion Number             Serial Number

Bell                  412                 N586AC                  36009

together with all jet fuel, Parts, appliances, modules, instruments, avionics, rotors, rotor blades, gear boxes, accessories and any other equipment (including, without limitation, radio and radar) whether now owned or hereafter acquired from time to time thereto belonging, owned by the Mortgagor and installed in or appurtenant to Airframe 36009.

                                     Engines

     Two (2) Pratt & Whitney Canada model PT6T-3B Engines (the "36009 Engines") (each such engine having 750 or more rated take-off horsepower or the equivalent thereof), identified by the following manufacturer serial numbers:

                                      63209
                                      63210



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together with all Parts, appliances, modules, instruments, accessories and any other equipment thereto belonging, by whomsoever manufactured, now owned by the Mortgagor or hereafter acquired by the Mortgagor and installed in or appurtenant to either of said 36009 Engines.



                                 CLAUSE SEVENTH.

     All property which shall be subjected to the Lien of this Chattel Mortgage by a supplemental chattel mortgage in substantially the form of Schedule II hereto.

     The Airframe and Engines referred to in Clauses First, Second Third, Fourth, Fifth and Sixth and all property which shall be identified as an Airframe or an Engine in, and subjected to the Lien of this Chattel Mortgage by, a supplemental chattel mortgage as provided in this Clause Seventh are hereinafter collectively referred to as the "Flight Equipment."

                                 CLAUSE EIGHTH.

     All warranties, service contracts, product agreements and maintenance service plans of any manufacturer or of any maintenance or overhaul agency of or for the Flight Equipment, or any subcontractor or supplier or vendor thereof, to the extent assignable or enforceable, and any and all rights of the Mortgagor to compel performance of the terms of such warranties, service contracts, product agreements and maintenance service plans in respect of any of the Flight Equipment.

                                  CLAUSE NINTH.

     All substitutions, replacements, proceeds (including, but not limited to, insurance proceeds) and renewals of all property subjected or required to be subjected to the Lien hereof and all property which shall hereafter become physically attached to or incorporated in all property subjected or required to be subjected to the Lien hereof, in each case whether the same are now owned by the Mortgagor or shall hereafter be acquired by it.



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                                  CLAUSE TENTH.

     All monies deposited from time to time with the Mortgagee (including, but not limited to, insurance proceeds pursuant to Section 2.1 hereof and all Maintenance Reserves).


                                CLAUSE ELEVENTH.

     All records, logs, manuals and documents or other materials of any kind relating to the condition, use, location, maintenance of or repairs or overhauls to all or any part of the Flight Equipment.

                                 CLAUSE TWELFTH.

     All insurance policies covering the Flight Equipment which are carried or maintained to satisfy the terms of this Chattel Mortgage.

                               CLAUSE THIRTEENTH.

     All right, title and interest of Mortgagor in and to any lease, hire, Service Contract or other agreement for the use of the aircraft (including, but not limited to the right to receive any rent, insurance proceeds or other amounts thereunder).

                               CLAUSE FOURTEENTH.

     All Proceeds of any of the foregoing.

     Title to or a Lien upon all property mortgaged hereby, or intended to be, and which is hereafter acquired by the Mortgagor or to which it may at any time hereafter be, in any manner, entitled at law or in equity, and required to be subjected hereto or intended so to be, shall vest in the Mortgagee, under the terms and conditions of this Chattel Mortgage, forthwith upon acquisition thereof by the Mortgagor, and such property shall be as fully embraced within the provisions of this Chattel Mortgage and subject to the Lien hereof as if such property were now owned by the Mortgagor and were specifically described herein and mortgaged hereby.

     TO HAVE AND TO HOLD, all and singular said property unto the Mortgagee, its successors and assigns, as security as aforesaid.


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     All of the Mortgaged Property shall secure all of the Obligations.

     IT IS HEREBY COVENANTED AND DECLARED by and between the parties hereto and their respective successors and assigns that the terms upon which the Mortgaged Property shall be held, used and operated are as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1 DEFINITIONS. For all purposes of this Chattel Mortgage, unless the context otherwise requires:

     "AIRCRAFT" shall mean, collectively, Aircraft 47135, Aircraft 47516, Aircraft 47526, Aircraft 47568, Aircraft 33060 and Aircraft 36009.

     "AIRCRAFT 47135" shall mean the airframe and engines described in Clause FIRST of the Granting Clauses, along with any replacement engines related thereto.

     "AIRCRAFT 47516" shall mean the airframe and engines described in Clause SECOND of the Granting Clauses, along with any replacement engines related thereto.

     "AIRCRAFT 47526" shall mean the airframe and engines described in Clause THIRD of the Granting Clauses, along with any replacement engines related thereto.

     "AIRCRAFT 47568" shall mean the airframe and engines described in Clause FOURTH of the Granting Clauses, along with any replacement engines related thereto.

     "AIRCRAFT 33060" shall mean the airframe and engines described in Clause FIFTH of the Granting Clauses, along with any replacement engines related thereto.

     "AIRCRAFT 36009" shall mean the airframe and engines described in Clause SIXTH of the Granting Clauses, along with any replacement engines related thereto.

     "AIRCRAFT ENGINES", "APPLIANCES" and "SPARE PARTS" shall have the respective meanings given to these terms in Title 49 of the United States Code as in effect on the date of this instrument.



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     "AIRFRAME" shall mean any of the airframes that constitute a part of any of the Aircraft.

     "CHATTEL MORTGAGE" shall mean this instrument.

     "CLOSING DATE" shall mean the date the Loan is advanced under the Loan Agreement and shall be the date hereof.

     "DEFAULT" shall mean an event which, with the passage of time, or giving of notice, or both, would constitute an Event of Default . "ENGINE" or "ENGINES" shall mean any or all of the Engines which are part of the Flight Equipment.

     "EVENT OF DEFAULT" shall have the meaning ascribed to such term in Schedule I hereto.

     "EVENT OF LOSS" with respect to any of the Aircraft, any of the Airframes or any Engine shall mean (a) the loss of use of such property due to the destruction of or damage to such property which renders repair uneconomic or which renders such property permanently unfit for normal use by Mortgagor for any reason whatsoever; (b) any damage to such property which results in an insurance settlement with respect to such property on the basis of an actual, or a constructive total loss; (c) the theft or disappearance of such property for a period in excess of 90 days; (d) the confiscation, condemnation, or other requisition of title to, or use of, such property by any governmental or purported governmental authority, which in the case of any event referred to in this clause (d) shall have resulted in the loss of possession of such property by Mortgagor or loss of title by Mortgagor for a period in excess of 90 days or
(e) the "grounding" of the Aircraft for a period of 90 days due to any law, rule, regulation, order or other action by the FAA or by any governmental body (including any court) having jurisdiction affecting such Aircraft.

     "EXCLUDED AMOUNTS" means (i) proceeds of public liability insurance in respect of the Mortgaged Property payable as a result of insurance claims made, or losses suffered, by Mortgagor, any affiliate of Mortgagor or any director, officer, employee, representative or agent of Mortgagor or any such affiliate,
(ii) proceeds of insurance maintained with respect to the Mortgaged Property by Mortgagor or any such affiliate and not required under any other Loan Document,
(iii) any interest paid or payable on any amounts described in clauses (i) through (ii) of this definition, and (iv) the proceeds from


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the enforcement of the payment of any amount described in clauses (i) through
(ii) of this definition.

     "FEDERAL AVIATION ADMINISTRATION" OR "FAA" shall mean the Federal Aviation Administration, or any successor or substituted governmental authority at the time having jurisdiction over the Flight Equipment.

     "MAINTENANCE RESERVES" shall have the meaning set forth in Section 3.5(B) hereof.

     "FLIGHT EQUIPMENT" shall have the meaning ascribed to such term in the granting clause SEVENTH hereof.

     "FLIGHT HOUR" with respect to each Aircraft, shall mean each hour or fraction thereof elapsed from the moment the Aircraft leaves the ground through the moment the Aircraft touches down upon the ground.

     "GAAP" shall mean generally accepted accounting principles in the United States of America and Canada (as such principles may change from time to time) applied on a consistent basis (except for changes in application in which Mortgagor's independent certified public accountants concur), applied both to classification of items and amounts.

     "GUARANTOR" shall mean Air Methods Corporation, a corporation organized and existing under the laws of the State of Delaware.

     "GUARANTY" shall mean the continuing Guaranty and Subordination Agreement dated as of the Closing Date between the Guarantor and the Mortgagee.

     "INSURANCE SIDE LETTER" shall mean the side letter dated on or before the Closing Date between the Mortgagor and the Mortgagee which sets forth the insurance requirements with respect to the Aircraft.

     "LAW" shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any government, any governmental agency or any court.

     "LIEN" shall mean any mortgage, pledge, lien, charge, encumbrance, option, security interest or lease (including any conditional sale agreement, equipment trust


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agreement, or other title retention agreement) or right or claim of any person, whether voluntary or involuntary in nature.

     "LOAN" shall mean the principal amount of the loan made by the Mortgagee pursuant to the Loan Agreement, which is outstanding from time to time and due the Mortgagee under the Loan Agreement and the Notes.

     "LOAN AGREEMENT" shall have the meaning ascribed to such term in Paragraph
(A) of the recitals of this Chattel Mortgage.

     "LOAN DOCUMENTS" shall mean, collectively, the Loan Agreement, the Note, this Chattel Mortgage, the Guaranty, the Insurance Side Letter and all other documents executed in connection with each of the foregoing agreements or contemplated thereby or the transactions related thereto.

     "LOAN TERM" shall mean the period commencing on the Closing Date through and including that date which shall be the earlier of: (i) the date on which the Loan together with all fees and sums which may become payable under the Loan Agreement and under the other Loan Documents becomes repayable, or (ii) the date on which the Loan becomes payable in full under the provisions of Section 7 or 8 of the Loan Agreement.

     "MAINTENANCE RESERVES" shall have the meaning set forth in Section 3.5(B) hereof.

     "MORTGAGOR ORDER" and "MORTGAGOR REQUEST" shall mean, respectively, a written order or request signed in the name of the Mortgagor by a member of the Mortgagor and delivered to the Mortgagee in accordance with the terms hereof.

     "NOTE" shall mean the Promissory Note, dated the Closing Date, issued by the Mortgagor to the Mortgagee pursuant to the terms of the Loan Agreement.

     "OBLIGATIONS" shall have the meaning set forth in Paragraph (C) of the recitals of this Chattel Mortgage.

     "OFFICER'S CERTIFICATE" shall mean a certificate signed by an authorized officer of the Mortgagor and delivered to the Mortgagee.

     "PERMITTED LIENS" shall mean:


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                (i) materialmen's, mechanics', workmen's, repairmen's,
employees' or other like Liens arising in the ordinary course of Mortgagor's business securing obligations that are not overdue for a period of more than thirty (30) days or are being contested in good faith by appropriate proceedings, so long as during such 30-day period there is not, or such proceedings do not involve, any material risk of the sale, forfeiture or loss of either of the Airframe or any Engine or any interest therein;

                (ii) Liens arising out of any judgment or award against Mortgagor, unless the judgment secured shall not, within thirty (30) days after the entry thereof, have been discharged, vacated, reversed or execution thereof stayed pending appeal or shall not have been discharged, vacated or reversed within thirty (30) days after the expiration of such stay, so long as during any such 30-day period there is not, or any such judgment or award does not involve, any material risk of the sale, forfeiture or loss of either of any Airframe or any Engine or any interest therein unless Mortgagor shall have provided a bond or other security in an amount and under terms reasonably satisfactory to Mortgagee;

                (iii) any Liens for Taxes: (a) which the Mortgagor is contesting in good faith through appropriate proceedings; (b) for which the Mortgagor is recording reserves in accordance with GAAP or otherwise maintaining reserves; and (c) which Liens do not involve any material risk of the sale, forfeiture or loss of any Airframe or Engine or any interest therein;

                (iv) any other Lien with respect to which Mortgagor shall have provided a bond or other security in an amount and under terms reasonably satisfactory to Mortgagee;

                (v) any Lien, lease or Service Contract consented to by the Mortgagee; and

                (vi)  the Lien of this Chattel Mortgage.

     "PERMITTED SALE" shall mean a sale of any of the Aircraft consented to by the Mortgagee or a sale of an Aircraft in connection with a prepayment of a portion of the Loan as set forth in Section 7.2 of the Loan Agreement.

     "PROCEEDS" shall have the broadest meaning permissible under the Uniform Commercial Code of Arizona and shall include all proceeds, whether such proceeds are money, accounts, instruments, chattel paper, documents, equipment, inventory, farm products, consumer goods, general intangibles, or deposit accounts, and, in any event,


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shall include but shall not be limited to (i) all rents, fees, lease payments, sublease payments and all other amounts due or collected under or in respect of leases, subleases, all insurance proceed, judgments or awards relating to any of the foregoing and all goods, documents, instruments, general intangibles, chattel paper and accounts, wherever located, acquired with the cash proceeds of such equipment or the proceeds thereof and (ii) any and all payments (in any form whatsoever) made or due and payable to the Mortgagor, from time to time, in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Mortgaged Property by any governmental body, authority, bureau or agency (or any person or entity acting under color of governmental authority).

     "REPAYMENT DATE" shall mean each day on which principal or interest is due on the Loan as set forth in the Loan Agreement.

     "SERVICE CONTRACT" shall mean any service contract or wet lease for the charter of any of the Aircraft.

     "SUBSEQUENT AGREEMENT" any credit facility, loan agreement, lease or other financing document entered into between the Mortgagor or the Guarantor and the Mortgagee after the date hereof.

     "TAXES" shall mean all present and future taxes, levies, imposts, duties or charges of any nature whatever and wherever imposed, including, without limitation, value added taxes or similar taxes and any franchise, transfer, sales, use, business, occupation, excise, personal property, real property, stamp or other tax imposed by any national or local taxing or fiscal authority or agency, together with any penalties, additions to tax, fines or interest thereon, excluding, however, any and all taxes imposed upon or measured by the income of the Mortgagee; and "TAX" and "TAXATION" shall be construed accordingly.

     "TITLE 49" shall mean Title 49 of the United States Code, and the rules and regulations promulgated thereunder, as in effect on the date of this Chattel Mortgage and as modified or amended hereafter, or any successor or substituted legislation at the time in effect and applicable.

     SECTION 1.2 CONSTRUCTION. (A) Unless the context of this Chattel Mortgage otherwise clearly requires, references to the plural include the singular, the singular the plural, the part the whole, and "or" has the inclusive meaning frequently identified by the phrase "and/or." References to "determination" by Mortgagee include a


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good-faith estimate by Mortgagee (in the case of a quantitative determination)
and a good faith belief by Mortgagee (in the case of a qualitative determination). References to the terms "acting reasonably" or "reasonably satisfactory to Mortgagee, acting reasonably" or terms of similar import mean satisfactory or acceptable to the Mortgagee acting in a reasonable manner but in accordance with our business practices. The words "herein," "hereunder" and "hereof" and similar terms in this Chattel Mortgage refer to this Chattel Mortgage as a whole and not to any particular provision of this Chattel Mortgage. The Section, Paragraph and other headings contained in this Chattel Mortgage are for reference purposes only and shall not control or affect the construction of this Chattel Mortgage or the interpretation thereof in any respect.

     (B) Any defined term contained in this Chattel Mortgage or in any of the Loan Documents which refers to a document, instrument, agreement or mortgage shall include any amendments, supplements or modifications entered into from time to time with respect to such document, instrument, agreement or mortgage.

                                   ARTICLE II

                                 CASH COLLATERAL

     SECTION 2.1 A. CASH COLLATERAL. All monies received by the Mortgagee as proceeds of insurance upon any part of the Mortgaged Property, the Maintenance Reserves and all monies elsewhere herein provided to be held and applied under this Section, and all monies, if any, required to be paid to the Mortgagee hereunder, whose disposition is not elsewhere herein otherwise specifically provided for (all such monies being hereinafter sometimes called the "Cash Collateral"), shall be held by the Mortgagee and applied by the Mortgagee from time to time as provided herein and in the Loan Agreement. Unless otherwise expressly set forth herein to the contrary, Mortgagee shall have no obligation to segregate Cash Collateral.

     B. PROCEEDS OF INSURANCE USED FOR REPAIR. Provided an Event of Default shall not have occurred and be continuing, to the extent that any Cash Collateral is the proceeds of insurance upon any part of the Mortgaged Property not subject to an Event of Loss, the same may be withdrawn by the Mortgagor and shall be paid by the Mortgagee, upon Mortgagor Order, (a) to reimburse the Mortgagor for, and up to an amount not exceeding, expenditures made to repair and/or restore the property damaged as required hereunder, but only upon receipt by the Mortgagee of (1) a Mortgagor Request for the withdrawal and payment of specified proceeds of insurance then included in the Cash Collateral, and (2) an Officer's Certificate, dated not more than five days prior to the


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application for such withdrawal, stating that expenditures have been made by the
Mortgagor in a specified amount for one or more of the purposes aforesaid, which shall be briefly described, and also stating that no part of such expenditures has been or is then being used in any other previous or then pending application, as the basis for the withdrawal of any Cash Collateral from the Mortgagee hereunder; or (b) directly to the vendor or contractor who has provided parts and/or labor, specified proceeds of insurance then included in the Cash Collateral, upon receipt by the Mortgagee of a Mortgagor Request for withdrawal and payment of such insurance proceeds and upon receipt by Mortgagee of an invoice for payment for such labor or parts used to repair the Flight Equipment, and for which an insurance payment has been made to Mortgagee.

                                   ARTICLE III

                      PARTICULAR COVENANTS OF THE MORTGAGOR

     The Mortgagor covenants, agrees, represents and warrants in particular as hereinafter in this Article set forth:

     SECTION 3.1 WARRANTY AND COVENANT OF TITLE. At the time of the execution and delivery of this instrument, the Mortgagor owns the Flight Equipment subject to no Lien, except Permitted Liens, and has full power and authority to grant, bargain, sell, transfer, convey and mortgage, and give a security interest in, the Flight Equipment in the manner and form as set forth in this Chattel Mortgage. Except for a Permitted Sale, the Mortgagor is and shall remain the legal owner, free and clear of all Liens, of the Flight Equipment.

     The Mortgagor hereby does and will forever warrant and defend the title to and possession of the Mortgaged Property against the claims and demands of all persons whomsoever, except the claims and demands under the Permitted Liens. Mortgagor shall preserve and maintain the security interest in the Mortgaged Property granted by Mortgagor to Mortgagee hereunder. Mortgagor: (a) shall execute, deliver and file all documents and take all actions necessary to at all times keep the Lien and security interest granted herein with respect to the Mortgaged Property, at the Mortgagor's expense, a duly perfected first priority security interest in and Lien upon the Flight Equipment, and a duly perfected first priority security interest in and Lien upon all of the other Mortgaged Property as constituted from time to time, superior to the rights of all third parties (except Permitted Liens) to the fullest extent permitted by applicable law, and (b) shall obtain any authorization, approval, license, or consent of any competent governmental or judicial authority, including, without limitation, the FAA Aircraft Registry which may be or become necessary in order for the Mortgagee to obtain the full benefits of this Chattel Mortgage and all rights and powers granted or to be granted herein.

     SECTION 3.2 RECORDING. (A) The Mortgagor, at its own expense, will record, re-record, register, re-register, file and re-file this Chattel Mortgage and each and every supplemental chattel mortgage and such other financing statements or other instruments in all such jurisdictions and offices as the Mortgagee reasonably shall from time to time require in order that: (a) the Lien hereof as a first priority lien on the Flight Equipment and on all of the other Mortgaged Property, subject to Permitted Liens, (b) the security for the Obligations, and
(c) the rights and remedies of the Mortgagee, may be established, confirmed, maintained and protected.

     (B) The Mortgagor hereby appoints Mortgagee as its irrevocable attorney in fact (said agency coupled with an interest) to take all such action and execute all such documents in Mortgagee's own name or in the name of the Mortgagor that is necessary to carry out the purposes of Paragraph 3.2(A).

     (C) Except for a Permitted Sale, the Aircraft shall at all times be registered in the United States in the name of the Mortgagor.

     SECTION 3.3 TO KEEP IN EFFECT AUTHORIZATIONS; TO PAY TAXES. The Mortgagor will obtain and maintain, or cause to be obtained or maintained, in full force and effect, any authorization, approval, license, or consent of any governmental or judicial authority including, without limitation, registration of the Aircraft with the FAA Aircraft Registry, which may be or become necessary in order to obtain the full benefits of this Chattel Mortgage and all rights and remedies granted or to be granted herein, and will not create or suffer to exist any Lien upon the Mortgaged Property or any part thereof or upon the income therefrom other than Permitted Liens; and the Mortgagor will from time to time pay or cause to be paid as they become due and payable all taxes, assessments and governmental charges lawfully levied or assessed or imposed upon the Lien of the Mortgagee so that the Lien of this Chattel Mortgage shall at all times be wholly preserved at the cost of the Mortgagor and without expense to the Mortgagee; and the Mortgagor will not suffer any other matter or thing whatsoever whereby the Lien of or security interest created by this Chattel Mortgage might be impaired.

     SECTION 3.4 INDEMNIFICATION. The Mortgagor shall assume liability for and indemnify, protect, save, and keep harmless the Mortgagee, its officers, directors, agents, and employees from and against any and all liabilities, losses, damages, taxes (excluding, however, any and all taxes imposed upon or measured by the income of the

Mortgagee), claims, actions, suits, reasonable costs and expenses of whatsoever kind (excluding, however, (i) any and all taxes imposed upon or measured by the income of the Mortgagee and (ii) any liabilities, losses, damages or claims directly resulting from the gross negligence or willful misconduct of the Mortgagee), including, without limitation, reasonable legal fees and disbursements, imposed on, incurred by, or asserted against the Mortgagee, its stockholders, officers, directors, agents and employees in any way relating to or arising out of the purchase, ownership, delivery, possession, use, operation, condition, performance, quality, suitability, airworthiness, maintenance, registration, loss, confiscation, seizure, requisition, lease, sale, or other disposition of the Mortgaged Property or any part thereof, or this Chattel Mortgage or any other Loan Document or any of the instruments or agreements to be entered into by the parties pursuant hereto or thereto.

     SECTION 3.5 TO MAINTAIN FLIGHT EQUIPMENT. (A) The Mortgagor shall at all times maintain, preserve and keep (or cause to be maintained, preserved and kept) all of the Flight Equipment as from time to time constituted and every part thereof in good order and repair (ordinary wear and tear excepted): (i) in order to maintain and preserve at all times the FAA Certificate of Airworthiness ("COA"); (ii) in conformity with Title 49, all FAA regulations, all other local aviation authority requirements and all other applicable Law; (iii) in accordance with the Mortgagor's or manufacturer's FAA approved maintenance program; and (iv) to the extent the Mortgagor or Lessee owns or leases aircraft of a similar make and model as the Aircraft, in accordance with the same standards employed by the Mortgagor with respect to such other aircraft. In complying with items (i), (ii), (iii) and (iv) of the previous sentence the Mortgagor will make, or cause to be made, all needed and proper service and repairs to the Flight Equipment, including the completion or termination of all airworthiness directives and mandatory manufacturer's service bulletins. The Mortgagor shall perform, or cause to be performed, all other maintenance, service and repairs to the Flight Equipment necessary to obtain and maintain all licenses, permits, certificates, registrations or other documents required by any insurance policy or any governmental authority having jurisdiction regarding the Flight Equipment.

     (B) The Mortgagor will maintain accounting reserves based upon each Aircraft's hourly usage in the amounts not less than the amounts set forth on
Schedule III attached hereto or in such amounts required pursuant to GAAP (provided, however, that in all instances such reserves shall properly reflect the cost of maintaining the Aircraft based on overhaul and maintenance costs in accordance with industry standards). In the event that the consolidated financial statements provided by the Guarantor to the Mortgagee pursuant to the terms of the Guaranty reflect losses in any four successive quarterly reporting periods (as determined by the Mortgagee in its reasonable discretion by examination of the financial statements delivered to the Mortgagee by the Guarantor pursuant to the terms of the Guaranty) (the "Loss Period"), the Mortgagor shall pay to the Mortgagee on each Repayment Date for all periods of time after the Loss Period until the occurrence of the Financial Correction (defined below), an aggregate amount equal to the product of: (i) the number of Flight Hours incurred during the prior one month period multiplied by the greater of: (a) the amounts set forth on Schedule III attached hereto or (b) the rates employed by the Mortgagor in calculating the accounting reserves for each Aircraft (the aggregate amount of all such payments less the aggregate amount of all distributions made by the Mortgagee to the Mortgagor for Covered Maintenance (defined below) being hereinafter collectively referred to as the "Maintenance Reserves"). Unless an Event of Default shall have occurred and be continuing, within five Banking Days after receipt by the Mortgagee of: (i) a certificate of an officer of the Mortgagor stating that Covered Maintenance has been performed on an Airframe, an Engine or any other Part, and the cost thereof, or stating that advance payments are required by a third-party maintenance provider under a contract covering any such work, and the amount of such payments; and (ii) appropriate documentation with respect to such work or payments, the Mortgagee shall pay to the Mortgagor an amount equal to the lesser of: (a) the actual cost of such work or such advance payment, as the case may be, and (b) the aggregate amount of the Maintenance Reserves. Upon the satisfaction in full of the Obligations, any amounts paid to Mortgagee as Maintenance Reserves and not used to reimburse the Mortgagor for Covered Maintenance or applied by the Mortgagee as cash collateral after the occurrence of an Event of Default shall be paid to Mortgagor. The Mortgagee shall deposit the Maintenance Reserves in a separate interest-bearing account. Any interest accruing to the Maintenance Reserves in the interest bearing account shall included as a part of the Maintenance Reserves. If, after the occurrence of an Event of Default, the Mortgagee applies all or any portion of the Maintenance Reserves to satisfy the Obligations, the Mortgagor shall be obligated to replenish such Maintenance Reserves upon receipt of written notice from the Mortgagee informing the Mortgagor that the Maintenance Reserves have been applied to the Obligations.

     (C) "Covered Maintenance" means, with respect to any Airframe, Engine, or life limited Part, any scheduled mid-life inspection, overhaul or replacement which is required under the manufacturer's approved maintenance program (but excluding any maintenance required as a result of foreign object damage, mishandling, faulty maintenance, accidental damage, abuse, modification or alteration, or any cost which is covered by insurance or warranty); PROVIDED, HOWEVER, that the cost of Covered Maintenance shall be limited to the actual cost of replacement parts plus labor costs charged to the Mortgagor and shall in no event include late charges, interest or other similar amounts; provided, further, however, that to the extent the Mortgagor or any affiliate of the Mortgagor performs any overhaul or other work which constitutes Covered Maintenance, the hourly labor charge shall be computed at the prevailing industry standard (determined by the Mortgagee in its reasonable discretion) for the performance of such overhaul or other work performed by the Mortgagor. "Financial Correction" means, after any Loss Period, if the the Mortgagor records profits (as determined by the Mortgagee in its reasonable discretion by examination of the financial statements delivered to the Mortgagee by the Guarantor pursuant to the terms of the Guaranty) which in the aggregate exceed the aggregate amount of losses recorded for the Loss Period during any period of time equal to or less than four consecutive quarterly periods.

     (D) The Mortgagor will replace or will cause to be replaced all or any part of the Flight Equipment (including, without limitation, any Engine, but excluding the entire Aircraft under circumstances constituting an Event of Loss with respect to the Aircraft) that may be retired (whether by expropriation, wearing out, loss or destruction or other cause), or may be in any way rendered unfit for use, with a replacement part of comparable grade, quality and utility, which replacement part shall be in the same or better serviceable condition by standards of the FAA as the unit so retired or rendered unfit for use assuming such replaced part was maintained in accordance with the provisions hereof and will, with respect to replacement engines, execute and deliver to Mortgagee a supplemental mortgage in the form of Schedule II attached hereto and such other documents as may be necessary to accord Mortgagee a first priority Lien under this Mortgage with respect thereto and to subject such replacement property to the Lien of this Mortgage as Mortgaged Property. Except as specifically permitted in this Section 3.5(D), the Mortgagor shall not alter or modify the Flight Equipment without the prior written consent of the Mortgagee.

     (E) The Mortgagor will advise the Mortgagee of the receipt by the Mortgagor of any notice from the FAA as to any violation of or failure to comply with Title 49 or any order, rule, directive or regulation of the FAA.

     SECTION 3.6 TO INSURE. (A) The Mortgagor shall at all times procure and maintain, or cause to be procured and maintained, on the Flight Equipment, without liability and at no cost to the Mortgagee, policies of insurance in such form, of such type and with insurers reasonably satisfactory to the Mortgagee and in compliance with the Insurance Side Letter.

     (B) All proceeds of insurance paid to the Mortgagee shall be held and paid over or applied by the Mortgagee as provided in Section 2.1 and, if an Event of Default has occurred and is continuing, Article 4.

     SECTION 3.7 RECORDS; INFORMATION. The Mortgagor will at all times maintain, or cause to be maintained, the Records: (i) in accordance with the rules and regulations of the FAA; (ii) to accurately disclose the use, maintenance, condition and the income generated by the Flight Equipment; (iii) to enable the Mortgagor to determine the accounting reserves specified in the first sentence of Section 3.5(B) and (iv) in order to enable the Mortgagee to complete any internal or other reports required in connection with the maintenance of the Loan; provided, however, that the Mortgagor's obligations under this clause (iv) shall not extend beyond the reports: (a) that the Mortgagor and the Guarantor are obligated to provide pursuant to any other credit or lease agreement, (b) that the Mortgagor prepares in the ordinary course of its business or (c) that are required under the terms of this Chattel Mortgage. Mortgagor shall provide to the Mortgagee: (a) quarterly maintenance reports on or before the sixtieth
(60th) after the end of each of the first three calendar quarters and (b) on or before the ninetieth (90th) day after the end of the last quarter for any given year; (b) monthly usage reports on each Repayment Date setting forth the total Flight Hours flown for each Aircraft and each Engine for the one month period immediately prior to such Repayment Date; (c) upon request of the Mortgagee, copies of all or a portion of the Records or any other information then available to Mortgagor regarding the location, use and maintenance of the Aircraft.

     SECTION 3.8 INSPECTIONS. Mortgagor shall permit the Mortgagee or any representative designated by Mortgagee: (a) to inspect the Flight Equipment, upon Mortgagee's request annually during the Loan Term; provided that Mortgagee shall provide not less than ten (10) days prior written notice of its intention to exercise (either by itself or by its designate) such rights, and (b) to inspect and appraise the Flight Equipment, upon Mortgagee's request, at any time after the occurrence of an Event of Default, or whenever there has been, in Mortgagee's reasonable judgment, a material, adverse change in the condition of the Mortgaged Property or in the financial condition of Mortgagor. Mortgagor shall permit the Mortgagee or any representative designated by Mortgagee at the times of the inspection referred to in the immediately preceding sentence, to inspect the Records, books of account, reports and other papers of the Mortgagor related to the Mortgaged Property and to make copies and extracts therefrom and Mortgagor will afford and procure a reasonable opportunity to make any such inspection and the Mortgagor will furnish the Mortgagee with any and all such other information and copies of documents and print-outs of data related to the Mortgaged Property stored on any electronic or data processing medium under the control of the

Mortgagor as the Mortgagee may reasonably request, with respect to any Mortgaged Property and the financial records of the Mortgagor related to the Mortgaged Property and will permit Mortgagee to discuss any of the foregoing with any officer or accountant of the Mortgagor, all at such reasonable times and as often as may be reasonably requested. All inspections and appraisals as are permitted in the first sentence of this Section 3.8 shall be at the reasonable cost and expense of Mortgagor, shall be conducted by Mortgagee's in-house technical representative or by an independent appraiser selected by Mortgagee, in the presence of a representative of Mortgagor (except in the case of an inspection or appraisal after the occurrence of an Event of Default). Mortgagee may require, and Mortgagor shall permit, the Flight Equipment and the Records to be inspected and appraised by an appraiser selected by Mortgagee at any other time, at Mortgagee's sole cost and expense.

     SECTION 3.9 CITIZENSHIP, ETC. The Mortgagor is as of the date hereof and will at all times remain a citizen of the United States as defined in 49 U.S.C. ss. 40102(a)(15).

     SECTION 3.10 INSIGNIA. The Mortgagor will plainly, distinctly and conspicuously place, and leave in the cockpit of the Aircraft and on each Engine, a plate, insignia or other identification bearing the following words in letters of a size reasonable under the circumstances and acceptable to the Mortgagee as follows:

               "Owned by Mercy Air Service, Inc. and subject to a Perfected Security Interest in Favor of FINOVA Capital Corporation."

     SECTION 3.11 OPERATION. The Flight Equipment will be operated at all times:
(a) by a currently certificated pilot having the minimum total pilot hours required by the FAA or as required by the insurance required to be maintained by Mortgagor under this Mortgage, whichever is stricter, (b) in compliance with the FAA approved flight manual relating to the Flight Equipment, (c) in compliance with all FAA rules and regulations and (d) to the extent applicable, in compliance with any maintenance service plan then in effect with respect to the Aircraft. The Mortgagor shall not permit the Flight Equipment to be operated in violation of: (i) the Certificate of Airworthiness for the Aircraft; (ii) any applicable Law or (iii) any provision of any insurance policy in effect with respect to the Aircraft or in any jurisdiction where all of the insurance required hereunder shall not remain in full force and effect. The Flight Equipment shall only be operated or used by the Mortgagor in the conduct of its business.

     SECTION 3.12 NO SALE, ALTERATION OR MODIFICATION. (A) Except as expressly permitted by the Loan Agreement pursuant to a Permitted Sale, Mortgagor shall not sell, lease, convey, transfer or encumber (other than with Permitted Liens) or otherwise dispose of all or any part of the Mortgaged Property, or cause or permit another to do any of the foregoing with respect to any of the Mortgaged Property, and shall not modify or cause or permit any modification to any of the Flight Equipment. Mortgagor shall not make or cause to be made or cause or permit another to make any change or alteration in any registration, filing, or recordation of any of the Flight Equipment from the registration, filing, or recordation required by this Chattel Mortgage, or consent to the Flight Equipment being operated by pilots other than those currently certified by the appropriate governmental authorities.

                                   ARTICLE IV

                                    REMEDIES

     SECTION 4.1 EVENT OF DEFAULT. An Event of Default shall occur hereunder if any event defined as an Event of Default on Schedule I hereto shall occur.

     SECTION 4.2 REMEDIES. Upon the occurrence and continuance of any Event of Default, the Mortgagee may, at its option, do one, several, or all of the following, as the Mortgagee, in its sole discretion, shall then elect:

          (i) exercise all the rights and remedies granted to secured parties by the provisions of the Arizona Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the same form in the jurisdiction where Mortgagee's rights and remedies are asserted) or under the provisions of any applicable law;

          (ii) accelerate the entire principal balance then due and owing under the Loan Agreement and this Chattel Mortgage, whereupon all such amounts, accrued interest thereon, and all other amounts due and owing hereunder and thereunder shall become immediately due and payable;

          (iii) institute legal proceedings to foreclose upon and against the security interest granted in and by this Chattel Mortgage and to recover judgment for all amounts then due as set forth in subparagraph (ii) of this
     Section 4.2;

          (iv) institute legal proceedings for the specific performance of any covenant or agreement herein contained or in the Loan Agreement or in aid of the execution of any power herein granted and Mortgagee shall be entitled as of right to the appointment of a receiver of all or any part of the Mortgaged Property;

          (v) institute legal proceedings for the sale or otherwise for the enforcement of any right, under the judgment of any court of competent jurisdiction, of or concerning any of the Mortgaged Property;

          (vi) personally, or by agents or attorneys, take possession of all or any part of the Mortgaged Property and demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Mortgaged Property or any sum payable in connection therewith;

          (vii) to the extent permitted by law, enter any place where the Mortgaged Property may be found or where Mortgagee reasonably believes some or all thereof may be kept and personally, or by agents or attorneys, take possession of any part or all of the Mortgaged Property without being responsible for loss or damage caused thereby, and sell or dispose of all or any part of the same, free from any and all claims of the Mortgagor or of any other party claiming by, through, or under the Mortgagor, at law or in equity, at one or more public or private sales on such terms as the Mortgagee may fix, with or without any previous demand or notice to the Mortgagor or advertisement of any such sale or other disposal except as otherwise expressly herein provided to the contrary, any notice or demand and right of equity of redemption otherwise required by or available to the Mortgagor under applicable law is hereby waived by the Mortgagor to the fullest extent permitted by applicable law; and/or

          (viii) apply any Cash Collateral, including but not limited to the the Maintenance Reserves and any insurance proceeds held by the Mortgagee to the satisfaction of the Obligations.

     SECTION 4.3 WAIVER OF BONDS, ETC. If Mortgagee seeks to take possession of any or all of the Mortgaged Property or avail itself of any provisional remedy by court process, the Mortgagor hereby irrevocably waives any bonds and any surety or security required by any statute, court rule or otherwise as an incident to such possession or remedy, and waives any demand for possession of the Mortgaged Property prior to the commencement of any suit or action to recover same.

     SECTION 4.4 WAIVER OF APPRAISEMENT. The Mortgagor agrees, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any property subject to the Lien hereof may be situated, in order to prevent, hinder or delay the enforcement or foreclosure of this Chattel Mortgage, or the absolute sale of the Mortgaged Property or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof; and the Mortgagor, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws, and any and all right to have any of the properties or assets comprising the Mortgaged Property marshaled upon any such sale, and agrees that the Mortgagee, or any court having jurisdiction to foreclose the Lien hereof, may sell the Mortgaged Property in its entirety or in such parcels as the Mortgagor may determine.

     SECTION 4.5 MULTIPLE SALES. The power of sale hereunder shall not be exhausted by one or more sales, and the Mortgagee may from time to time adjourn any sale to be made pursuant hereto. The Mortgaged Property need not be present at the time and place of sale.

     SECTION 4.6 DELIVERY OF MORTGAGED PROPERTY. If the Mortgagee shall demand possession of the Mortgaged Property or any part thereof pursuant to this Chattel Mortgage, or any records, including print-outs of data stored on any electronic or data processing medium, relating to the Mortgaged Property, the Mortgagor shall, at its own expense, forthwith cause such Mortgaged Property or any part thereof or any such records designated by the Mortgagee to be assembled and made available and/or delivered to the Mortgagee at any place reasonably designated by the Mortgagee.

     SECTION 4.7 NOTICES. In addition to any other notices required by law, the Mortgagee shall give to Mortgagor at least ten (10) days prior written notice of each public sale or any date after which a private sale or other intended disposition hereunder shall occur, and the Mortgagor hereby covenants and agrees that a notice, which shall be sent in accordance with the provisions of Section
7.1 hereof, at least ten (10) days before the date of any such act shall be deemed to be commercially reasonable notice for such act within the meaning of
Section 9-504 of the Uniform Commercial Code and, specifically, reasonable notification of the time and place of any public sale hereunder and reasonable notification of the time after which any private sale or other intended disposition to be made hereunder is to be made.

     SECTION 4.8 MORTGAGEE REPAIRING AND MANAGING MORTGAGED PROPERTY. Upon every such taking of possession, the Mortgagee may, but shall have no obligation to, from time to time, at the expense of the Mortgagor, make all such repairs, replacements, alterations, additions and improvements to and of the Mortgaged Property as the Mortgagee may deem proper to protect its interests hereunder. In each such case, the Mortgagee shall have the right to manage and control the Mortgaged Property and to carry on the business and to exercise all rights and powers of the Mortgagor in respect thereof as the Mortgagee shall deem best, including the right to enter into any and all such agreements with respect to the leasing and/or operation of the Mortgaged Property or any part thereof as the Mortgagee may see fit; and the Mortgagee shall be entitled to collect and receive all rents, issues, profits, revenues and other income of the same and every part thereof. Such rents, issues, profits, revenues and other income shall be applied to pay the expenses of holding and operating the Mortgaged Property and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Mortgagee may be required or may elect to make, if any, for taxes, assessments, insurance and other proper charges upon the Mortgaged Property or any part thereof, and all other payments which the Mortgagee may be required or authorized to make under any provision of this Chattel Mortgage. The remainder of such rents, issues, profits, revenues and other income shall be applied only in accordance with Section 4.10 hereof.

     SECTION 4.9 DELIVERY TO PURCHASER. Upon the completion of any sale under this Article, the Mortgagor shall deliver all of the property sold to the purchaser or purchasers at such sale on the date of sale, or within a reasonable time thereafter if it shall be impractical to make immediate delivery, but in any event full title and right of possession to such property shall pass to such purchaser or purchasers forthwith upon the completion of such sale. Nevertheless, if so requested by the Mortgagee or by any purchaser, the Mortgagor shall confirm any such sale or transfer by executing and delivering to such purchaser all proper instruments of conveyance and transfer and releases as may be designated in any such request.

     Every such sale shall operate to divest all right, title, interest, claim and demand whatsoever of the Mortgagor and any person claiming such interest by, through or under the Mortgagor, in and to the property so sold, and shall be a perpetual bar, both at law and in equity, against the Mortgagor and all such persons and their respective successors or assigns.

     SECTION 4.10 APPLICATION OF PROCEEDS. The proceeds of any sale, rental or other use of the Mortgaged Property, or any part thereof, under this Article, together with any other sums then held by the Mortgagee, as part of the Mortgaged Property, shall be applied as follows:

          (A) FIRST. To the payment of the costs and expenses of such sale and the exercise of Mortgagee's remedies hereunder, including brokers' fees or sales commissions, a reasonable compensation to the Mortgagee's agents, legal fees of Mortgagee's attorneys and counsel, and all other charges, expenses, liabilities and advances incurred or made by the Mortgagee in connection therewith, and to the payment of all taxes, assessments or Liens, if any, prior to the Lien of this Chattel Mortgage, except any taxes, assessments or Liens subject to which such sale shall have been made;

          (B) SECOND. To the payment of amounts due under the Loan Agreement and under the other Loan Documents; and

          (C) THIRD. The surplus, if any, shall be paid to Mortgagor.

     SECTION 4.11 MORTGAGEE MAY PURCHASE. At any public sale under this Article, to the extent permitted by applicable law the Mortgagee or its nominee may bid for and purchase the property offered for sale, and, upon compliance with the terms of sale, may hold, retain and dispose of such property without further accountability therefor. Mortgagee need not be present at such sale. For the purpose of making payment for the Mortgaged Property or any part thereof so purchased, any claim for any amounts owing under the Notes, the Loan Agreement or hereunder may be used by Mortgagee as a credit against the purchase price.

     SECTION 4.12 RIGHT TO POSSESSION. The right of the Mortgagee to take possession of and sell or operate and manage the Mortgaged Property in compliance with the provisions of this Chattel Mortgage shall not be adversely affected by the provisions of the Federal Bankruptcy Code as at any time amended or of any provision of any succeeding act to the same effect.

     SECTION 4.13 REMEDIES CUMULATIVE, ETC. (A) Each right, power, and remedy specifically given to the Mortgagee herein, or otherwise existing shall be cumulative and shall be in addition to every other right, power, and remedy specifically given herein, or in the Loan Agreement or now or hereafter existing at law, in equity, or otherwise; and each right, power and remedy, whether specifically given herein or under the Loan Agreement or otherwise existing, may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee; and the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy.

          (B) No delay or omission by the Mortgagee in the exercise of any right or power, or in the pursuance of any remedy, shall impair any such right, power, or remedy or be construed to be a waiver of any default on the part of the Mortgagor or to be an acquiescence therein.

          (C) No waiver by the Mortgagee of any breach or Default or Event of Default by the Mortgagor under this Chattel Mortgage shall be deemed a waiver of any other previous breach or default or any thereafter occurring.

          (D) The invalidity of any remedy in any jurisdiction shall not invalidate such remedy in any other jurisdiction. The invalidity or unenforceability of any of the remedies herein provided in any jurisdiction shall not in any way affect the right to the enforcement in such jurisdiction or elsewhere of any of the other remedies herein provided.

     SECTION 4.14 MORTGAGEE'S RIGHT TO PERFORM AND INCUR EXPENSES. At any time and from time to time after an Event of Default has occurred, if the Mortgagor fails to perform or fulfill or is not the performing or fulfilling any of its undertakings or obligations contained herein, Mortgagee shall have the right, but shall not be obligated: (i) to effect such performance or compliance and
(ii) to incur such expenses relative thereto or to the enforcement of Mortgagee's rights as against, or the preservation, protection, reconditioning, storage or sale of, the Mortgaged Property including, but without limitation, such sums as are specified in Section 4.8 and 4.10 FIRST hereof. The amount of any such expenses and other reasonable costs of Mortgagee incurred as hereinabove provided shall become payable by the Mortgagor to the Mortgagee as of the date on which Mortgagee shall pay the same, together with interest thereon from said date of payment at the rate of 2% over the Interest Rate specified in the Notes (but in no event higher than the highest rate permitted by applicable law), until the same shall be repaid.

     SECTION 4.15 ADVANCES ARE SECURED. All such costs and expenses incurred shall become part of the Mortgagor's obligations and shall become part of the indebtedness secured under this Chattel Mortgage. The Mortgagee shall have the right (but shall not be obligated) to use and apply any Cash Collateral at any time held by it for the repayment of all such advances, costs or expenses. However, no such use of any Cash

Collateral, nor the making by Mortgagee of any advance in payment of any such expense, shall relieve the Mortgagor from any Default hereunder.

     SECTION 4.16 AGENCY. The Mortgagor hereby appoints Mortgagee, such appointment being immediately and without further notice or action effective upon the occurrence of an Event of Default, as the Mortgagor's irrevocable attorney-in-fact and agent (such appointment being coupled with an interest) either in the Mortgagee's own name or in the name of the Mortgagor, to (i) incur and to pay the costs and expenses aforesaid; (ii) make claim for, collect, compromise and bring suit in respect of all claims relating to the Mortgaged Property; (iii) execute and endorse all documents, checks or drafts received in payment of any and all such expenses or any losses or damages under any insurance policies maintained with respect to any Mortgaged Property; (iv) execute financing statements in the Mortgagor's name as debtor; and (v) take any action which the Mortgagor could take as owner of the Flight Equipment in and of the realization by the Mortgagee of any of its rights and remedies herein provided.

                                    ARTICLE V

                                   DEFEASANCE

     SECTION 5.1 PAYMENT OF INDEBTEDNESS; SATISFACTION. If the Mortgagor shall pay and discharge all of the Obligations then, upon Mortgagor Request, this Chattel Mortgage and the Lien, rights and interests hereby granted shall cease, terminate and become null and void, and the Mortgagee shall execute and deliver to the Mortgagor such instruments of satisfaction and discharge of this Chattel Mortgage, and the Lien hereof, as may be reasonably requested by Mortgagor, and pay and deliver to the Mortgagor upon Mortgagor Order all monies and other personal property then held as collateral security (but excluding any monies received by Mortgagee in payment of the Obligations) by the Mortgagee hereunder. All such instruments and documents of release or discharge shall be prepared and filed at the sole cost and expense of Mortgagor and shall be reasonably satisfactory in form and substance to the Mortgagee.

                                   ARTICLE VI

                                SUNDRY PROVISIONS

     SECTION 6.1 NOTICES. Except as otherwise specifically provided to the contrary herein:

          (A) Every notice or demand under this Chattel Mortgage required or permitted to be given by the Mortgagee or the Mortgagor shall be in writing and may be given or made by registered mail, return receipt requested, or by internationally recognized overnight courier service.

          (B) Every notice or demand shall be sent, in the case of a notice sent by internationally recognized overnight courier service or registered mail, to the Mortgagee or to the Mortgagor at their respective address set out in the preamble hereof.

          (C) Every notice or demand shall, except so far as otherwise expressly provided by this Chattel Mortgage, be deemed to have been received, in the case of a notice or demand sent by internationally recognized overnight courier service or registered mail, when actually delivered to Mortgagee or the Mortgagor at their respective addresses referred to in Section 6.1(B), or as of the date on which receipt of such notice or demand delivered by internationally recognized overnight courier or registered mail is refused or such overnight courier or the U.S. Postal Service advises that such notice or demand is not deliverable at such address with respect to the Mortgagee or Mortgagor, as the case may be.

          (D) Subject to the terms hereof, Mortgagee or the Mortgagor may change its address by giving notice in accordance with this Section 6.1.

     SECTION 6.2 COUNTERPARTS. This Chattel Mortgage may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same Chattel Mortgage.

     SECTION 6.3 GOVERNING LAW; CONSENT TO JURISDICTION. THIS CHATTEL MORTGAGE SHALL BE DEEMED TO HAVE BEEN NEGOTIATED AND MADE IN, AND SHALL BE GOVERNED AND INTERPRETED UNDER THE LAWS OF, THE STATE OF ARIZONA APPLICABLE TO AGREEMENTS MADE BY RESIDENTS THEREOF TO BE WHOLLY PERFORMED THEREIN. The Mortgagor and the Mortgagee hereby agree that all actions or proceedings initiated by the Mortgagor and arising directly or indirectly out of this Chattel Mortgage shall be litigated exclusively in the Superior Court of Arizona, Maricopa County, or the United States District Court for the District of Arizona (the "Arizona Courts"), and that any action initiated by the Mortgagee and arising directly or indirectly out of this Chattel Mortgage may be litigated in any jurisdiction, at Mortgagee's discretion. The Mortgagor and the Mortgagee hereby: (a) expressly submit and consent in advance to the jurisdiction and venue of the Arizona Courts in any action or proceeding commenced by the Mortgagor or the Mortgagee in any of the Arizona Courts and (b) agree that jurisdiction and venue is proper in such courts. Each of the Mortgagor and the Mortgagee waives any claim that Phoenix, Arizona or the District of Arizona is an inconvenient forum or an improper forum based on lack of venue. Should either of the Mortgagor or Mortgagee, as the case may be, after being properly served, fail to appear or answer any summons, complaint, process or paper so served within 30 days after service thereof, each of the Mortgagor and the Mortgagee acknowledges that as a result thereof, an order and/or judgment may be entered by the Mortgagee or the Mortgagor against the other as demanded or pleaded for in such summons, complaint, process or papers. The choice of forum set forth herein shall not be deemed to preclude the enforcement by the Mortgagee or the Mortgagor, as the case may be, of any judgment in any other appropriate jurisdiction.

     SECTION 6.4 CAPTIONS AND PARAGRAPH HEADINGS. In construing any provision of this Chattel Mortgage, no account shall be taken of the identity of the party who prepared this Chattel Mortgage and no presumption shall arise as a result thereof. Captions and paragraph headings used herein are for convenience only and are not part of this Chattel Mortgage and shall not be used in construing it.

     SECTION 6.5 DELIVERY. This Chattel Mortgage is intended to and shall be deemed to be delivered by the Mortgagor to the Mortgagee and accepted by the Mortgagee in Arizona.

     IN WITNESS WHEREOF, the Mortgagor and the Mortgagee have caused this instrument to be duly executed as of the day and year first above written.

FINOVA CAPITAL CORPORATION                   MERCY AIR SERVICE, INC.



By:  /s/ Pamela Marchant                     By:  /s/ David L. Dolstein
   --------------------------------             --------------------------------

Title:  Vice President                       Title:  President
      -----------------------------                -----------------------------

                                   SCHEDULE I


                                EVENTS OF DEFAULT



     The occurrence of any of the following, each of which is an Event of
Default:

     1. (i) The failure of the Mortgagor to pay when due and payable any principal portion of the Loan or accrued interest thereon within ten (10) days of the due date thereof (whether by reason of stated maturity or due date, notice of prepayment, cancellation, acceleration or otherwise);

        (ii) The failure of the Mortgagor to pay when due and payable any amounts (other than principal or interest) due with respect to the Loan Agreement, the Note, or this Chattel Mortgage, or other sums which may become due hereunder or under any Loan Document within fifteen (15) days after delivery of notice thereof from the Mortgagee to the Mortgagor;

     2. (i) Any lapse of, or failure to maintain, insurance coverage on the Aircraft required to be maintained under this Chattel Mortgage and the Insurance Side Letter;

        (ii) Any failure of the Mortgagor to perform its obligations set forth in Sections 10.2, 10.5, 10.6 or 10.8 of the Loan Agreement;

       (iii) Any failure by the Mortgagor to perform or cause to be performed its obligations as set forth in this Chattel Mortgage concerning the preparation or recordation of any document or instrument required by the Mortgagee for the maintenance or perfection of any lien on the Mortgaged Property;

       (iv) Any failure of the Mortgagor to perform or cause to be performed its obligations set forth in this Chattel Mortgage concerning the maintenance of the Aircraft within thirty (30) days after notice thereof from the Lender; or

        (v) Any failure by either the Mortgagor or the Guarantor to fulfill any other covenant or to perform any other obligation on its part to be performed under any Loan Document to which it is a party and such failure is not cured within thirty (30) days after notice thereof from the Mortgagee;

     3. Any representation or warranty made by the Mortgagor or the Guarantor in the Loan Agreement or any other Loan Document or any financial statement shall prove to have been untrue, inaccurate or incomplete in any material respect at the time when made or when effective and such party fails to do that which shall be necessary in order that said representation or warranty shall be true, accurate or complete within thirty (30) days after the earlier of actual knowledge thereof by an officer of the Mortgagor or the Guarantor or of receipt of notice thereof;

     4. Any approval required from or to be issued by the Mortgagor or by the Guarantor in connection with the Loan Agreement or under any Loan Document or the transactions contemplated herein or therein, shall be revoked, rescinded, suspended or otherwise limited in effect and same shall not have been reinstated within thirty (30) days after the first effective date of such revocation, rescission, suspension or limitation;

     5. Either of the Mortgagor or the Guarantor shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking readjustment of its debts or for any other relief under any bankruptcy, insolvency, or other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing, or any action by either of the Mortgagor or the Guarantor indicating its consent to, approval of, or acquiescence in, any such petition or proceeding; or if either of the Mortgagor or the Guarantor shall apply or sustain the appointment by consent or acquiescence of, a receiver or trustee for either of the Mortgagor or the Guarantor or for all or a substantial part of their respective properties; or if either of the Mortgagor or the Guarantor shall make an assignment for the benefit of its creditors, or if either of the Mortgagor or the Guarantor shall fail to pay or becomes unable to pay its debts as they mature;

     6. An involuntary petition against either of the Mortgagor or the Guarantor in bankruptcy or seeking readjustment of its debts or for any other relief under any bankruptcy, insolvency, or other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing; or a receiver or trustee shall be involuntarily appointed for either of the Mortgagor or the Guarantor or for all or a substantial part of its property; or a warrant of attachment, execution or similar process against any substantial part of the property of either of the Mortgagor or the Guarantor shall be served on either of the Mortgagor or the Guarantor and such events continues for sixty (60) days undismissed, unbonded or undischarged;

     7. The Loan Agreement or any Loan Document shall at any time after its respective execution and delivery and for any reason cease to be in full force and effect or any certificate, instrument or documents issued and executed pursuant hereto or thereto shall for any reason cease to be effective to constitute a valid and perfected first priority Lien and security interest in and to the Mortgaged Property except for Permitted Liens;

     8. A material, adverse change in the financial condition of either of the Mortgagor or the Guarantor shall occur;

     9. An "Event of Default" under and as defined in the Wells Fargo Loan Agreement shall have occurred and be continuing (for purposes of this Schedule I "Wells Fargo Loan Agreement shall mean: (a) collectively, the Letter Agreement dated October 21, 1996 between Wells Fargo Bank (Colorado) ("Wells Fargo") and the Guarantor and the Promissory Note executed and delivered by the Guarantor to Wells Fargo in connection therewith) (item (a) being hereinafter referred to as the "Original Wells Fargo Facility") and (b) any subsequent working capital facility entered into by the Guarantor which replaces: (i) the Original Wells Fargo Facility or (ii) any working capital facility that is subsequent to the Original Wells Fargo Facility;

     10. If an event of default occurs under a Subsequent Agreement occurs; or

     11. If at any time during the Loan Term, the Mortgagor is not the wholly owned subsidiary of the Guarantor.

                                   SCHEDULE II


                                     FORM OF
                          SUPPLEMENTAL CHATTEL MORTGAGE



     This SUPPLEMENTAL CHATTEL MORTGAGE, dated , 19 , from MERCY AIR SERVICE, INC., a corporation organized and existing under the laws of the State of California having its chief executive office and principal place of business at 8190 Mango, Fontana, California 92334 (hereinafter called the "Mortgagor"), as mortgagor, and FINOVA CAPITAL CORPORATION, a Delaware corporation, having an office at 115 West Century Road, Paramus, New Jersey 07652 (hereinafter called the "Mortgagee"), as mortgagee.

     WHEREAS, the Mortgagor has heretofore executed and delivered to the Mortgagee an Aircraft Chattel Mortgage and Security Agreement dated July , 1997 (hereinafter, as at any time supplemented or amended, called the "Original Mortgage," terms defined therein, unless otherwise defined herein, being used herein as therein defined), covering certain Flight Equipment of the Mortgagor, to secure its Obligations, as defined in the Original Mortgage;

     WHEREAS, the Mortgagor is the legal and beneficial owner, free and clear of all mortgages, security interests, Liens, charges and encumbrances, other than the Lien of the Original Mortgage and Liens permitted by the Original Mortgage, of the additional flight equipment hereinbelow described, and desires to execute and deliver this Supplemental Chattel Mortgage.

     NOW, THEREFORE, THIS INSTRUMENT WITNESSETH that to secure the Obligations and for the purpose of specifically subjecting such property to, and of confirming, the Lien of the Original Mortgage, the Mortgagor does hereby grant, bargain, sell, transfer, convey and mortgage unto the Mortgagee, its successors and assigns, and gives to the Mortgagee a security interest in, the following described property, to wit:

                                    AIRFRAME

                      ( ) Airframe, identified as follows:

                                       FAA Registra-           Manufacturer's
Manufacturer          Model            tion Number             Serial Number



together with all aircraft engines, appliances, equipment, jet fuel, instruments and accessories (including, without limitation, radio and radar), whether now owned or hereafter acquired from time to time thereto belonging, owned by the Mortgagor and installed in or appurtenant to said airframe.


                                AIRCRAFT ENGINES

     ( ) aircraft engines, each such engine having 750 or more take-off horsepower or the equivalent thereof, identified as follows:

                                       FAA Registra-           Manufacturer's
Manufacturer          Model            tion Number             Serial Number




together with all equipment and accessories thereto belonging, by whomsoever manufactured, owned by the Mortgagor and installed in or appurtenant to said aircraft engines.


     Together with all substitutions, replacements and renewals of the property above described, and all property which shall hereafter become physically attached to or incorporated in the property above described, whether the same are now owned by the Mortgagor or shall hereafter be acquired by it.

     Together with all rents, issues, profits, proceeds (including insurance proceeds) revenues and other income of such property, except for Excluded Amounts, and all of the estate, right, title and interest of every nature whatsoever of the Mortgagor, at law or in equity, in and to such property and every part and parcel thereof.

     TO HAVE AND TO HOLD all and singular the property aforesaid unto the Mortgagee, its successors and assigns, as security as aforesaid and for the uses and purposes and subject to the covenants, agreements, provisions and conditions set forth in the Original Mortgage.

     This instrument shall be construed as supplemental to the Original Mortgage and shall form a part thereof, and the Original Mortgage and each Supplemental Chattel Mortgage heretofore executed and delivered, which are hereby, by reference, incorporated herein, are hereby ratified, approved and confirmed.

     This instrument may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute but one and the same Supplemental Chattel Mortgage.

     This Supplemental Chattel Mortgage is intended to be and shall be deemed to be delivered by the Mortgagor to the Mortgagee and accepted by the Mortgagee in Phoenix, Arizona.

     This instrument shall be effective on the date hereof.

     IN WITNESS WHEREOF, the Mortgagor has caused this instrument to be duly executed.

                                   MERCY AIR SERVICE, INC.


                                   By:
                                      ----------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------